       CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris Choice and Polaris Choice III Variable Annuities for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated April 27, 2011 relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010. We also consent to the use in such Registration Statement of our report dated April 29, 2011, except for the effects of the restatement discussed in Notes 2, 10, 14 and 15 and the subsequent event discussed in Note 18, as to which the date is January 19, 2012, relating to the financial statements of The United States Life Insurance Company in the City of New York at December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010. We also consent to the incorporation by reference in such Registration Statement of our report dated April 27, 2011 relating to the statements of assets and liabilities, including the schedules of portfolio investments, of FS Variable Separate Account at December 31, 2010, the related statements of operations for the periods indicated in the year then ended, and the related statements of changes in net assets for the periods indicated in each of the two years in the period then ended. We also consent to the incorporation by reference in such Registration Statement of our report dated February 24, 2011 relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which report appears in the Annual Report on Form 10-K dated February 24, 2011 of American International Group, Inc. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Los Angeles, California
January 19, 2012

          CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris Choice and Polaris Choice III Variable Annuities for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated April 29, 2011 relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2010 and 2009, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the three years in the period ended December 31, 2010. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
New York, New York
January 25, 2012